EMPLOYEE STOCK AND SAVINGS PLANS	12 Months Ended
Jun. 30, 2026
Share-Based Payment Arrangement [Abstract]
EMPLOYEE STOCK AND SAVINGS PLANS

NOTE 17 — EMPLOYEE STOCK AND SAVINGS PLANS

We grant stock-based compensation to employees and directors. Awards that expire or are canceled without delivery of shares generally become available for issuance under the plans. We issue new shares of Microsoft common stock to satisfy vesting of awards granted under our stock plans. We also have an ESPP for all eligible employees.

Stock-based compensation expense and related income tax benefits were as follows:

(In millions)

Year Ended June 30,	2026	2025	2024

Stock-based compensation expense	$12,405	$11,974	$10,734
Income tax benefits related to stock-based compensation	2,089	2,027	1,826

Stock Plans

Stock awards entitle the holder to receive shares of Microsoft common stock as the award vests. Stock awards generally vest over a service period of four years or five years.

Executive Incentive Plan

Under the Executive Incentive Plan, the Compensation Committee approves stock awards to executive officers and certain senior executives. RSUs generally vest ratably over a service period of four years. PSUs generally vest over a performance period of three years. The number of shares the PSU holder receives is based on the extent to which the corresponding performance goals have been achieved.

Activity for All Stock Plans

The fair value of stock awards was estimated on the date of grant using the following assumptions:

Year Ended June 30,	2026	2025	2024

Dividends per share (quarterly amounts)	$0.83–0.91	$0.75–0.83	$0.68–0.75
Interest rates	3.4%–4.5%	3.4%–5.5%	3.8%–5.6%

During fiscal year 2026, the following activity occurred under our stock plans:

Shares		Weighted Average Grant-Date Fair Value

(In millions)

Stock Awards

Nonvested balance, beginning of year	82	$347.44
Granted (a)	41	471.00
Vested	(35)	342.98
Forfeited	(10)	384.57

Nonvested balance, end of year	78	409.94

(a)
Includes 1 million of PSUs granted at target and performance adjustments above target levels for each of the fiscal years 2026, 2025, and 2024.

As of June 30, 2026, total unrecognized compensation costs related to stock awards were $24.8 billion. These costs are expected to be recognized over a weighted average period of three years. The weighted average grant-date fair value of stock awards granted was $471.00, $413.90, and $339.46 for fiscal years 2026, 2025, and 2024, respectively. The fair value of stock awards vested was $16.3 billion, $16.2 billion, and $16.0 billion, for fiscal years 2026, 2025, and 2024, respectively. As of June 30, 2026, an aggregate of 292 million shares were authorized for future grant under our stock plans.

Employee Stock Purchase Plan

We have an ESPP for all eligible employees. Shares of our common stock may be purchased by employees at three-month intervals at 90% of the fair market value on the last trading day of each three-month period. Employees may purchase shares having a value not exceeding 15% of their gross compensation during an offering period.

Employees purchased the following shares during the periods presented:

(Shares in millions)

Year Ended June 30,	2026	2025	2024

Shares purchased	5	6	6
Average price per share	$382.92	$385.10	$339.46

As of June 30, 2026, 57 million shares of our common stock were reserved for future issuance through the ESPP.

Savings Plans

We have savings plans in the U.S. that qualify under Section 401(k) of the Internal Revenue Code, and a number of savings plans in international locations. Eligible U.S. employees may contribute a portion of their salary into the savings plans, subject to certain limitations. We match a portion of each dollar a participant contributes into the plans. Employer-funded retirement benefits for all plans were $1.8 billion, $1.8 billion, and $1.7 billion in fiscal years 2026, 2025, and 2024, respectively, and were expensed as contributed.